UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

CURRENT REPORT

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported): May 17, 2019

Hanger, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10670 (Commission File Number)	84-0904275 (IRS Employer Identification No.)

10910 Domain Drive, Suite 300

Austin, Texas 78758

(Address of principal executive offices (zip code))

(512) 777-3800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HNGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07     Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Stockholders of Hanger, Inc. (the “Company”) held on May 17, 2019 (the “Annual Meeting”), the Company’s stockholders voted on five proposals as set forth below. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

1.              The individuals listed below were elected at the Annual Meeting to serve as directors of the Company until the next annual meeting of stockholders or until each of their respective successors have been duly elected and qualified:

Director Nominee	Shares Voted in Favor of	Shares Withholding Authority	Broker Non-Votes
Vinit K. Asar	27,906,374	944,545	6,060,567
Asif Ahmad	28,277,708	573,211	6,060,567
Christopher B. Begley	28,263,498	587,421	6,060,567
John T. Fox	28,580,121	270,798	6,060,567
Thomas C. Freyman	28,531,447	319,472	6,060,567
Stephen E. Hare	21,342,829	7,508,090	6,060,567
Cynthia L. Lucchese	22,628,073	6,222,846	6,060,567
Richard R. Pettingill	27,784,319	1,066,600	6,060,567
Kathryn M. Sullivan	28,580,782	270,137	6,060,567

2.              The approval, on an advisory basis, of the compensation awarded to the Company’s named executive officers. This proposal was approved as set forth below:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
28,079,333	707,674	63,912	6,060,567

3.              The approval, on an advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers. This proposal was approved as set forth below:

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
28,458,803	8,943	325,444	57,729	6,060,567

4.              The approval of the Hanger, Inc. 2019 Omnibus Incentive Plan. This proposal was approved as set forth below:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
25,474,359	3,349,045	27,515	6,060,567

5.              The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. This proposal was approved as set forth below:

Shares Voted For	Shares Voted Against	Abstentions
34,690,229	190,992	30,265

The Company has considered the results from the Annual Meeting on Proposal 3, the non-binding stockholder advisory vote on the frequency of future Say on Pay votes, and, in view of the voting results and other factors taken into consideration, the Company has decided that it will hold an advisory vote on the compensation of its named executive officers every year until the next required stockholder advisory vote on the frequency of future advisory votes on executive compensation.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibit.  The following exhibit is being filed herewith:

EXHIBIT INDEX

Exhibit No.	Description

(10.1)

Hanger, Inc. 2019 Omnibus Incentive Plan (incorporated by reference to Annex A to Hanger, Inc.’s definitive proxy statement on Schedule 14A filed on April 5, 2019 for the 2019 Annual Meeting of Stockholders held May 17, 2019 (File No. 1-10670)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANGER, INC.

By:	/s/ Thomas E. Hartman
Thomas E. Hartman
Senior Vice President and General Counsel

Dated: May 21, 2019